                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 18, 2000

               Advanta Business Receivables Corp., as Transferor
                on behalf of Advanta Business Card Master Trust
                -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Nevada                      333-32874                23-2852207
----------------------------   ---------------------   ------------------------
(State or Other Jurisdiction     (Commission File            (IRS Employer
      of Incorporation)               Number)           Identification Number)


                       Advanta Business Receivables Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Nevada                      333-32874                23-2852207
----------------------------   ---------------------   ------------------------
(State or Other Jurisdiction     (Commission File            (IRS Employer
      of Incorporation)               Number)           Identification Number)


Attention: General Counsel
639 Isbell Road
Suite 390
Reno, Nevada                                                     89509
----------------------------------------               -------------------------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:        (775) 823-3080
                                                       -------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Description of the Notes and the Receivables.

          Advanta Business Receivables Corp. (the "Registrant") registered the Advanta Business Card Master Trust Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (file No. 333-32874), as amended (the "Registration Statement").

          As set forth in the Registration Statement, the Registrant formed Advanta Business Card Master Trust (the "Issuer") which issued $579,000,000 in aggregate principal amount of its Series 2000-B Asset Backed Notes (the "Notes") on August 18, 2000 (the "Closing Date").

          This Current Report Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as exhibits to the Registration Statement.

          The primary assets of the Issuer are a pool of receivables in a portfolio of Mastercard(R)(1) business revolving credit card accounts.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Not applicable.

          (b)  Not applicable.


------------------
(1) MasterCard(R) is a federally registered trademark of MasterCard International Inc.
                                      -2-
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(c)  Exhibits:

Exhibit No.    Description
-----------    -----------
1.1            Underwriting Agreement, dated August 11, 2000, between Advanta
               Business Receivables Corp. (the "Transferor"), Advanta Bank Corp.
               and Salomon Smith Barney Inc., as Representative of the
               Underwriters.

4.1 Master Indenture, dated as of August 1, 2000, between Wilmington Trust Company, as Owner Trustee of the Advanta Business Card Master Trust (the "Issuer") and Bankers Trust Company, as Indenture Trustee (the "Indenture Trustee").

4.2 Series 2000-B Indenture Supplement, dated as of August 1, 2000, between the Issuer and the Indenture Trustee.

4.3 Transfer and Servicing Agreement, dated as of August 1, 2000, among the Transferor, Advanta Bank Corp., as Servicer, and the Issuer.

4.4 Trust Agreement, dated as of August 1, 2000, between the Transferor and Wilmington Trust Company, as Owner Trustee, relating to the formation of Advanta Business Card Master Trust.

4.5 Administration Agreement, dated as of August 1, 2000, between the Issuer and Advanta Bank Corp., as Administrator.

5.1 Opinion of Wolf, Block, Schorr and Solis-Cohen LLP with respect to legality, dated August 18, 2000.

8.1 Opinion of Wolf, Block, Schorr and Solis-Cohen LLP with respect to tax matters, dated August 18, 2000.


                                      -3-
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2000


                                  ADVANTA BUSINESS CARD MASTER TRUST

                                  By:  Advanta Bank Corp., as attorney-in-fact


                                  By:    /s/ Mark B. Hales
                                         --------------------------------------
                                  Name:  Mark B. Hales
                                  Title: President

                                  ADVANTA BUSINESS RECEIVABLES CORP.

                                  By:    /s/ Michael Coco
                                         --------------------------------------
                                  Name:  Michael Coco
                                  Title: Vice President - Finance

                                 EXHIBIT INDEX

(c)  Exhibits:

Exhibit No.    Description
-----------    -----------
1.1            Underwriting Agreement, dated August 11, 2000, between Advanta
               Business Receivables Corp. (the "Transferor"), Advanta Bank Corp.
               and Salomon Smith Barney Inc., as Representative of the
               Underwriters.

4.1 Master Indenture, dated as of August 1, 2000, between Wilmington Trust Company, as Owner Trustee of the Advanta Business Card Master Trust (the "Issuer") and Bankers Trust Company, as Indenture Trustee (the "Indenture Trustee").

4.2 Series 2000-B Indenture Supplement, dated as of August 1, 2000, between the Issuer and the Indenture Trustee.

4.3 Transfer and Servicing Agreement, dated as of August 1, 2000, among the Transferor, Advanta Bank Corp., as Servicer, and the Issuer.

4.4 Trust Agreement, dated as of August 1, 2000, between the Transferor and Wilmington Trust Company, as Owner Trustee, relating to the formation of Advanta Business Card Master Trust.

4.5 Administration Agreement, dated as of August 1, 2000, between the Issuer and Advanta Bank Corp., as Administrator.

5.1 Opinion of Wolf, Block, Schorr and Solis-Cohen LLP with respect to legality, dated August 18, 2000.

8.1 Opinion of Wolf, Block, Schorr and Solis-Cohen LLP with respect to tax matters, dated August 18, 2000.